UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 20, 2005

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 20, 2005, Unifi, Inc. (the "Company") issued a press release announcing the financial results for its first quarter of fiscal year 2006 ending September 25, 2005.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

     The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 8.01.  OTHER EVENTS

            On October 20, 2005, the Company issued a press release announcing that it will be considering strategic alternatives to improve shareholder value, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on October 20, 2005 by Unifi, Inc. announcing the financial results for its first quarter of fiscal year 2006 ending September 25, 2005.
99.2	News Release disseminated on October 20, 2005 by Unifi, Inc. announcing that it will be considering strategic alternatives to improve shareholder value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIFI, INC.

                                                    By:       /s/ CHARLES F. MCCOY
                                                               Charles F. McCoy
                                                               Vice President, Secretary and General Counsel

Dated:  October 20, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on October 20, 2005 by Unifi, Inc. announcing the financial results for its first quarter of fiscal year 2006 ending September 25, 2005.
99.2	News Release disseminated on October 20, 2005 by Unifi, Inc. announcing that it will be considering strategic alternatives to improve shareholder value.